UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): November 10, 2006

NEAH POWER SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-49962	88-0418806
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22122 20th Ave SE, Suite 161, Bothell, Washington 98021
(Address of principal executive offices) (Zip Code)

(425) 424-3324
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 10, 2006, Neah Power Systems, Inc. (the "Company") issued a press release regarding the effectiveness of its Form 10-SB, a copy of which is furnished as Exhibit 99.1 hereto.

Unless otherwise required by law, the Company disclaims any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.

Item 8.01 Other Events.

The Company's Form 10-SB has been declared effective by the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 10, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEAH POWER SYSTEMS, INC.

Date: November 10, 2006	By:	/s/ David M. Barnes
David M. Barnes
Chief Financial Officer